                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report:  July 19, 2000
                       (Date of earliest event reported)


                                Prandium, Inc.
                                --------------
            (Exact name of Registrant as specified in its charter)


        Delaware                 33-14051                    33-0197361
        --------                 --------                    ----------
(State of Incorporation)   (Commission File No.)  (IRS Employer Identification No.)


              18831 Von Karman Avenue, Irvine, California  92612
              ---------------------------------------------------
         (Address of principal executive offices, including zip code)


                                (949) 757-7900
                                --------------
             (Registrant's telephone number, including area code)


                                Not Applicable
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.   Other Events

     On July 19, 2000, the Registrant and its subsidiaries amended and restated their credit facility with Foothill Capital Corporation. The amendment and restatement, among other things, reduces the Registrant's borrowing limit under the facility from $55 million to $20 million. A copy of the Amended and Restated Loan and Security Agreement and supporting documents are attached hereto as Exhibits 10.1 to 10.6.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits
     --------

Exhibit   Description
-------   ----------------------------------------------------------------------

 10.1 Amended and Restated Loan and Security Agreement by and among Prandium, Inc., FRI-MRD Corporation, Chi-Chi's, Inc., each of their subsidiaries, and Foothill Capital Corporation, dated as of July 19, 2000 (without schedules and/or exhibits)/1/.

 10.2 Amended, Restated and Consolidated General Continuing Guaranty, dated as of July 19, 2000, by and among Prandium, Inc., FRI-MRD Corporation, FRI-Admin Corporation, Koo Koo Roo, Inc., The Hamlet Group, Inc. and Foothill Capital Corporation.

 10.3 Amended and Restated Subordination Agreement, dated as of July 19, 2000, by and among Foothill Capital Corporation, FRI-MRD Corporation and Prandium, Inc.

 10.4 Amended, Restated and Consolidated Security Agreement, dated as of July 19, 2000, by and among Foothill Capital Corporation, Prandium, Inc., FRI-MRD Corporation, FRI-Admin Corporation, Koo Koo Roo, Inc., The Hamlet Group, Inc. and each of the subsidiaries of Chi-Chi's, Inc. identified on the signature pages thereto (without schedules and/or exhibits)/1/.

 10.5 Amended, Restated and Consolidated Stock Pledge Agreement, dated as of July 19, 2000, by and among Prandium, Inc., FRI-MRD Corporation, Chi-Chi's, Inc. and Foothill Capital Corporation (without schedules and/or exhibits)/1/.

 10.6 Amended and Restated Trademark Security Agreement, dated as of July 19, 2000, by and among Chi-Chi's, Inc. and Foothill Capital Corporation (without schedules and/or exhibits)/1/.

----------
   1 The Registrant agrees to supplementally furnish a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

     Dated: July 24, 2000

                                   PRANDIUM, INC.



                                   By:     /s/ Robert T. Trebing, Jr.
                                   Name:   Robert T. Trebing, Jr.
                                   Title:  Executive Vice President and Chief
                                           Financial Officer

                                 EXHIBIT INDEX

Exhibit   Description
-------   -----------

10.1 Amended and Restated Loan and Security Agreement by and among Prandium, Inc., FRI-MRD Corporation, Chi-Chi's, Inc., each of their subsidiaries, and Foothill Capital Corporation, dated as of July 19, 2000.

10.2 Amended, Restated and Consolidated General Continuing Guaranty, dated as of July 19, 2000, by and among Prandium, Inc., FRI-MRD Corporation, FRI-Admin Corporation, Koo Koo Roo, Inc., The Hamlet Group, Inc. and Foothill Capital Corporation.

10.3 Amended and Restated Subordination Agreement, dated as of July 19, 2000, by and among Foothill Capital Corporation, FRI-MRD Corporation and Prandium, Inc.

10.4 Amended, Restated and Consolidated Security Agreement, dated as of July 19, 2000, by and among Foothill Capital Corporation, Prandium, Inc., FRI-MRD Corporation, FRI-Admin Corporation, Koo Koo Roo, Inc., The Hamlet Group, Inc. and each of the subsidiaries of Chi-Chi's, Inc. identified on the signature pages thereto.

10.5 Amended, Restated and Consolidated Stock Pledge Agreement, dated as of July 19, 2000, by and among Prandium, Inc., FRI-MRD Corporation, Chi-Chi's, Inc. and Foothill Capital Corporation.

10.6 Amended and Restated Trademark Security Agreement, dated as of July 19, 2000, by and among Chi-Chi's, Inc. and Foothill Capital Corporation.